Short-Term Bank Loans	12 Months Ended
Dec. 31, 2023
Short-Term Bank Loans [Abstract]
SHORT-TERM BANK LOANS

NOTE 9 - SHORT-TERM BANK LOANS:

On May 25, 2022, CyberKick entered into a revolving line of credit agreement with United Mizrahi-Tefahot Bank Ltd. (the “Bank”), in an amount of up to $2 million for a period of 12 months, at an interest rate of Secured Overnight Financing Rate (“SOFR”) plus 5.5% per annum, to be paid quarterly for the actual withdrawn balance. The line of credit was limited at a 3X multiple on the most updated monthly revenues of CyberKick, was secured against all of the assets of CyberKick, was guaranteed by Alarum and included a refundable deposit by the Company of $500 thousand. The line of credit could be consummated by revolving 3-month loans and was scheduled to expire on March 31, 2023.

On April 13, 2023, the line of credit agreement was extended until March 31, 2024, under the same terms. In July 2023, CyberKick reached an arrangement with the Bank, for early repayment of the short-term loan. On August 9, 2023, the entire loan balance was repaid and the deposit was released.

Interest expense related to the line of credit was $102 thousand and $39 thousand for the years ended December 31, 2023 and 2022, respectively.